UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2004

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12333 West Olympic Boulevard Los Angeles, California (Address of principal executive offices)		90064-1021 (Zip Code)

Registrant’s telephone number, including area code: (310) 893-1600

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

Teledyne Technologies Incorporated, a Delaware corporation (“Teledyne”), and Isco, Inc., a Nebraska corporation (“Isco”) jointly announced that at a special meeting of shareholders held on June 15, 2004, shareholders of Isco voted to approve the Agreement and Plan of Merger (the “Merger Agreement”), dated April 7, 2004, by and among Isco, Teledyne and Meadow Merger Sub Inc., a Nebraska corporation and a wholly owned subsidiary of Teledyne, and the transactions contemplated by the Merger Agreement. Teledyne and Isco anticipate that the merger will close and be effective at 5:00 p.m. CDT on June 18, 2004.

The Press Release jointly issued by Isco and Teledyne on June 15, 2004 is attached as an exhibit and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)	The following exhibit is filed herewith:

Exhibit 99.1 — Joint Press Release issued by Isco, Inc. and Teledyne Technologies Incorporated.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer

Dale A. Schnittjer Vice President and Chief Financial Officer

Dated: June 15, 2004

EXHIBIT INDEX

Description

     Exhibit 99.1 — Joint Press Release issued by Isco, Inc. and Teledyne Technologies Incorporated.